Vanguard Pennsylvania Long-Term Tax-Exempt Fund

Supplement to the Prospectus and Summary Prospectus Dated March 29, 2011

Prospectus and Summary Prospectus Text Changes

The text under the subheading “Portfolio Manager” is replaced with the following:

James M. D’Arcy, CFA, Portfolio Manager. He has managed the Fund since 2011.

Prospectus Text Changes

In the More on the Funds section, under the heading “Investment Advisor,” the following text replaces similar text.

The managers primarily responsible for the day-to-day management of the Funds are:

John M. Carbone, Principal of Vanguard. He has managed investment portfolios since 1991; has been with Vanguard since 1996; and has managed the Pennsylvania Tax-Exempt Money Market Fund since 2011. Education: B.S., Babson College; M.B.A., Southern Methodist University.

James M. D’Arcy, CFA, Portfolio Manager. He has worked in investment management since 1996; has managed investment portfolios since 1999; and has been with Vanguard and has managed the Pennsylvania Long-Term Tax-Exempt Fund since 2011. Education: B.A., University of Colorado.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.

CFA® is a trademark owned by CFA Institute.

© 2011 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 77 112011

Vanguard Pennsylvania Tax-Exempt Funds

Supplement to the Statement of Additional Information Dated July 22, 2011

Change to Vanguard Pennsylvania Long-Term Tax-Exempt Fund

The Statement of Additional Information is revised to indicate that James M. D’Arcy manages the Pennsylvania Long-Term Tax-Exempt Fund.

© 2011 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 75B 112011